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DISCLAIMER: This presentation (the "Presentation") about Salona Medical Device Corporation ("Salona" or the "Company") is dated as of September 26 2022. It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor.

No representation or warranty, express or implied, is made or given by or on behalf of the Company or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information or opinions contained in this Presentation and no responsibility or liability is accepted by any person for such information or opinions. The Company does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may become apparent. No person has been authorized to give any information or make any representations other than those contained in this Presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. The information contained herein is considered current as of the date of this Presentation but will not be updated at any time thereafter. This Presentation does not contain all of the information that would normally appear in a prospectus or offering memorandum under applicable Canadian securities laws or registration statement under applicable U.S. securities laws. This Presentation contains information obtained by the Company from third parties, including but not limited to market data. The Company believes such information to be accurate but has not independently verified such information. To the extent such information obtained from third party sources, there is a risk that the assumptions made and conclusions drawn by the Company based on such representations are not accurate. By your acceptance of this presentation you and any person reviewing this Presentation agrees not to distribute, copy; reproduce; transmit; make available; or condone any of the foregoing, without the prior written consent of the Company. Any unauthorized use of this Presentation is strictly prohibited. On your rights, you are encouraged to review this disclosure and are advised to consult independent legal counsel, tax, accounting and other advisors.

This Presentation is not, and under no circumstances is to be construed as, a prospectus, offering memorandum, or an advertisement or a public offering of securities, and does not constitute an offer for the sale of securities.

IMPORTANT

YOU MUST READ BEFORE CONTINUING

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND FORWARD-LOOKING STATEMENTS: Certain statements contained in this corporate presentation constitute "forward-looking statements" and "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, respectively. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company successfully launching new/upgraded products; the Company closing additional acquisitions (including targets in the Company's existing "pipeline"); create additional organic revenue growth post acquisition; generate increased cash flow through operational integration; increase EPS each quarter; acquiring additional sales channels, recruiting additional sales leadership, in-licensing IP; entering into new distribution agreements; refining and developing new product lines; the Company's expansion of its product lines into existing and new distribution channels; and the Company sourcing under-valued IP; the anticipated growth of the physical therapist and athletic trainer market; and the anticipated size of the market for recovery science. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the successful development of new products, registration of new products with appropriate regulatory body, completing currently contemplated IP acquisition transactions, developing more IP acquisition opportunities, successful integration of existing businesses, the Company successfully identifying, negotiating and completing additional acquisitions, including accretive acquisitions and successfully executing on current growth plans. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this corporate presentation is made as of the date of this corporate presentation and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

TRADEMARKS AND TRADE NAMES

This Presentation includes references to trademarks and tradenames of the Company and its subsidiaries, as applicable, which are protected under applicable intellectual property laws and are their property. The trademarks and trade names of the Company and its subsidiaries, as applicable, referred to in this Presentation may appear without the ® or ™ symbol, but references to their trademarks and trade names in the absence of such symbols are not intended to indicate, in any way, that they will not assert, to the fullest extent under applicable law, their rights to these trademarks and trade names. All other trademarks and trade names used in this Presentation are the property of their respective owners. The Company does not intend for its use or display of other companies' trademarks and trade names to imply a relationship with, or endorsement or sponsorship of it by, those other companies.

Unless otherwise specified, all dollar amounts in this Presentation are expressed in Canadian dollars.

Salona Global
High Quality Medical Devices

Annualized Run Rate Revenues	
At Listing (June 2021)	$16M
Estimated Post Acquistions	$80M

CAP TABLE SUMMARY A/O 10/5/2022

Common shares	53,707,779
Class A Shares	1,355,425
Shares issued to SDP	19,019,000
Shares management expects to issue	21,760,563
Total Shares (not including warrants & options)	**95,842,767**

EXCHANGE	COMPANY	REVENUE MULTIPLE	2022 REVENUE	MARKET CAP***	REV GROWTH	EBITDA
NYSE	**ResMed Inc.**	9.76	$3.54B	$33.9B	12.5%	$1.1B
NASDAQ	**Utah Medical**	4.68	$50.41M	$301.29M	12.4%	$26.79M
NASDAQ	**Cerus Corp**	5.69	$144.92M	$1B	60.2%	-$39.12M
NASDAQ	**Zynex Inc**	2.09	$137.26M	$293.37M	28.8%	$27.88M
NASDAQ	**Tandem Diabetes Care**	5.09	$737.67M	$3.97B	24.7%	$24.54M
NASDAQ	**iRhythm Technologies**	12.88	$340.89M	$4.47B	24.3%	-$83.47M

*** Yahoo Finance 7/23/22